BlackRock Global Allocation Fund, Inc.

(the “Fund”)

Class K Shares

Supplement dated December 6, 2016 to

the Statement of Additional Information for the Fund dated June 8, 2016, as amended October 19, 2016

Effective January 1, 2017, Dennis Stattman, CFA, Dan Chamby, CFA, Russ Koesterich, CFA, JD, David Clayton, CFA, JD, and Kent Hogshire, CFA are the portfolio managers of the Fund, and the following changes are made to the Fund’s Statement of Additional Information:

The first paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

Dennis Stattman, CFA, Dan Chamby, CFA, Russ Koesterich, CFA, JD, David Clayton, CFA, JD, and Kent Hogshire, CFA are the Fund’s portfolio managers.

The table under the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Dennis Stattman	6	4	0	0	1	0
	$18.34 Billion	$26.94 Billion	$0	$0	$873.3 Million	$0
Dan Chamby	6	4	0	0	1	0
	$18.34 Billion	$26.94 Billion	$0	$0	$873.3 Million	$0
Russ Koesterich*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
David Clayton*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Kent Hogshire*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
*	Information as of November 28, 2016.

The last sentence under the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted and replaced with the following:

With the exception of Messrs. Hogshire and Koesterich, the portfolio managers of this Fund have unvested long-term incentive awards.

The subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Fund Ownership” is deleted in its entirety and replaced with the following:

Fund Ownership

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of the fiscal year ended October 31, 2015.

Portfolio Manager	Dollar Range[1]
Dennis Stattman	Over $1 Million
Dan Chamby	Over $1 Million
Russ Koesterich*	$10,001-$50,000
David Clayton*	Over $1 Million
Kent Hogshire*	Over $1 Million

[1]	Includes securities attributable to participation in certain deferred compensation and retirement programs.
*	Information is as of November 28, 2016.

The first paragraph under the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Potential Material Conflicts of Interest” is deleted in its entirety and replaced with the following:

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Chamby, Clayton, Hogshire, Koesterich and Stattman may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Chamby, Clayton, Hogshire, Koesterich and Stattman may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-GA-K-1216SUP